UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

PLUMAS BANCORP
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 786-0907

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLBC	The Nasdaq Stock Market LLC

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 8.01 of this report.

Item 7.01 Regulation FD Disclosure

On February 15, 2024, Plumas Bank (the “Bank”), a subsidiary of Plumas Bancorp (the “Company”), and Mountainseed Real Estate Services, LLC (“Mountainseed”) issued a joint press release regarding the closing of a previously disclosed sale and leaseback transaction discussed in Item 8.01 of this report. A copy of the press release is furnished as Exhibit 99.1

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Exhibit 99.1 shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On February, 14, 2024, the Bank completed the sale of nine branch properties to Mountainseed Real Estate for an aggregate cash purchase price of $25.7 million pursuant to a previously disclosed purchase and sale agreement.

Concurrent with the closing of the sale, the Bank entered into nine lease agreements with Mountainseed pursuant to which the Bank will lease each of the nine properties sold. Each lease agreement has an initial term of 15 years with one 15-year renewal option. The nine lease agreements provide for annual rent of approximately $2.4 million (pretax) in the aggregate for all of the nine branch properties sold, increasing by 2% each year during the initial 15-year term and any renewal term. The Company expects the lease expense will be partially offset by the elimination of the depreciation expense on the buildings and the investment of the sale proceeds. The sale and leaseback transaction will not affect the Bank’s operation of the branches.

The completed sale-leaseback transaction resulted in a pre-tax gain of approximately $19.8 million. The Company is evaluating a potential sale of a portion of its securities portfolio that is currently in a loss position that, if consummated, would offset some or all of the gain generated by the sale of the branch properties.

As previously disclosed, the Bank and Mountainseed are parties to a second purchase and sale agreement providing for the sale and leaseback of up to three additional Bank properties operated as non-branch administrative offices (the “Non-Branch Offices”) for an aggregate cash purchase price of $7.9 million, assuming all of the Non-Branch Offices are sold. The sale of the Non-Branch Offices is expected to be completed later during the first quarter of 2024, subject to Mountainseed completing satisfactory due diligence on the Non-Branch Offices and other customary closing conditions.

The foregoing description of the purchase and sales agreements and the leases is a summary and is qualified in its entirety by the agreements and form of lease, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this report and incorporated by reference.

Caution About Forward-Looking Statements

Certain statements in this Form 8-K and the exhibits filed or furnished with this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include the expected timing of the closing of the second sale-leaseback transaction, the number and the value of properties that will be sold in the second sale-leaseback transaction, the risk that the second leaseback transaction will not be consummated or may be delayed, the Bank’s plans with respect to its securities portfolio and expectations regarding the financial impacts of the sale leaseback transactions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, due diligence results, the expenses that reduce the pre-tax net gain recognized on the sale of the Properties, changes in management’s assumptions and material changes in interest rates. Further information regarding Company’s risk factors is contained in the Company’s filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2022. Any forward-looking statement made by the Company in this report or the exhibits attached to this report speaks only as of the date on which it is made. The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
Agreement for Purchase and Sale of Real Property by and between Plumas Bank and Mountainseed Real Estate Services, LLC (Branches) (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on January 19, 2024)*

10.2
Agreement for Purchase and Sale of Real Property by and between Plumas Bank and Mountainseed Real Estate Services, LLC (Non-Branch Offices) (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K filed on January 19, 2024)*

10.3	Form of Lease Agreement by and between Plumas Bank and Mountainseed Real Estate Services, LLC
99.1	Joint Press Released dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5). The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMAS BANCORP

Dated: February 15, 2024	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer